UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 5, 2017

TIPTREE INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-33549	38-3754322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Third Avenue, 21st Floor New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 446-1400
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities

On June 5, 2017, Tricadia Capital Management LLC (“Tricadia”) exercised an option, granted on June 12, 2007, to purchase 540,000 common units of Tiptree Financial Partners, L.P. (“TFP”) at $15.00 per common unit (the “Tricadia Option”). The Tricadia Option provides that TFP can, at its option, deliver shares of Class A common stock of Tiptree Inc. (the “Company”) on an as exchanged basis of 2.798 shares of Class A common stock for each TFP common unit.

On June 5, 2017, in settlement of the Tricadia Option, TFP delivered 1,510,920 shares of the Company’s Class A common stock, which were held by a subsidiary of the Company, to Tricadia for total consideration of approximately $8.1 million in a transaction that was exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereunder.

As of June 5, 2017, there are 35,003,004 shares of Class A common stock of the Company outstanding (including 4,985,543 shares of Class A common stock of the Company that are outstanding and held by one of our subsidiaries) and 8,049,029 shares of Class B common stock of the Company outstanding.

Item 7.01	Regulation FD Disclosure.

On June 6, 2017, the Company filed its Form 10-Q for the quarter ended March 31, 2017.

On June 6, 2017, the Company posted a Company Overview presentation dated June 2017 on the Investor Resources section of www.tiptreeinc.com. The presentation is furnished as Exhibit 99.2 to this Form 8-K and incorporated herein by reference. Tiptree’s website is not intended to function as a hyperlink, and the information contained on such website is not a part of this Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

As previously disclosed on the Company’s Current Report on Form 8-K/A filed on May 10, 2017, following the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (the “2016 10-K”), certain immaterial errors were identified in the financial statements and related disclosures in the 2016 10-K. On June 6, 2017, the Company completed its process of evaluating the impact of the immaterial errors on internal control over financial reporting as of December 31, 2016 and concluded that the Company’s internal control over financial reporting as of December 31, 2016 was effective.

Item 9.01	Financial Statements and Exhibits.

(d) List of Exhibits:

99.1    Tiptree Inc. Company Overview dated June 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIPTREE INC.

Date:	June 6, 2017	By:	/s/ Jonathan Ilany
Name: Jonathan Ilany
Title: Chief Executive Officer